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                                                                    Exhibit 10.1


THIS LEASE made the 24th day of November Two Thousand BETWEEN UDARAS NA GAELTACHTA having its Principal Office in the State at Na Forbacha in the County of Galway, Statutory Body (hereinafter called "the Lessor" which expression shall where the context so admits include its successors and assigns) of the One part AND QUALTRON TEORANTA having its Registered Office at Unit 10 Eastat Tionsclaioch na Doiri Beaga in the County of Donegal a Limited Liability Company (hereinafter called "the Lessee" which expression shall where the context so admits include its successors and permitted assigns) of the Other part.

In these presents and in the schedules hereto (save where the context otherwise requires or implies) the following words and expressions shall have the meanings assigned to them hereunder:

"the Lessor's Industrial Estate" means the hereditaments and premises described in the First Schedule hereto.

"the demised premises" means the premises hereby demised and more particularly described in clause 1 hereof.

"Common Parts" mean those parts of the Lessor's Industrial Estate not for the time being demised to nor in the exclusive occupation of any Lessee or Licensee of the Lessor nor for the time being intended or (as the case may be) designed for letting as such the use/or benefit of which is common to the Lessee and others authorised by the Lessor and shall include (but not by way of exception) the structure, exterior and structural walls floors and ceilings foundations structural supports and columns roof window frames lifts machinery and (save where the same shall have been for the time being demised by the Lessor) the entrance doors gates foyers landings staircases hallways corridors toilets car parks, estate roads, grassed areas and other common facility areas within the curtilage of the Lessor's Industrial Estate.

"conduits" mean gutters gullies pipes drains sewers watercourses channels ducts flues mains wires cables and other conducting media.

"Utilities" mean water water-tanks soils effluent and waste of all kinds gas electricity telephone fire fighting equipment and other services including any plant machinery apparatus and equipment to operate or required for the utilities.

"systems" mean the fire prevention and fire detection system the burglar alarm and security system.

WITNESSETH as follows:

1. In consideration of the rents, covenants and conditions hereinafter reserved and contained and on the part of the Lessee to be paid observed and performed, the Lessor hereby demises unto the Lessee ALL THAT AND THOSE the lands with the factory premises
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      containing 2663 square metres or thereabouts situate thereon and comprising part of Folio 40947 County Donegal being more particularly described on the map attached hereto and surrounded by a red verge line.

      TOGETHER WITH:

      (1) The Lessor's fixtures therein or thereon (all which said land buildings and fixtures are hereinafter collectively called the "demised premises") and;

      (2) full and free right of access (in common with the Lessor and other persons having the like right) at all times and for all purposes connected with the demised premises but not for any other purpose along and over the area shown coloured yellow on the said map.

EXCEPTING AND RESERVING unto the Lessor and the person or persons for the time being occupying any other part or parts of the Lessor's Industrial Estate of which the demised premises are a portion:

      (1) The free and uninterrupted passage and running of water soil and effluent drainage gas water and electricity steam telephone or any other services or supplies from the other buildings and lands of the Lessor and its tenants adjoining or near to the demised premises through the sewers drains watercourses conduits pipes and cables which now are or may hereafter during the term hereby granted be in or over under or upon the demised premises.

      (2) At any time hereafter or from time to time full right and liberty to execute works services and building upon or to alter or rebuild any of the erections services and buildings erected on its adjoining and neighbouring lands and to use its adjoining and neighboring lands and buildings, works, services and erections as it may think fit notwithstanding that the access of light and air to the demised premises may be interfered with.

      TO HOLD the same unto the Lessee for the term of 21 years commencing on the 1st day of August 2000 YIELDING AND PAYING therefor and thereout during each of the first 5 years plus one day of the said term the yearly rent of (pound)68,785 and thereafter during each of the successive periods of 5 years of which the first shall begin on the 2nd day of August 2005 a yearly rent equal to (a) the yearly rent payable hereunder during the preceding period or (b) such revised yearly rent as may from time to time be ascertained in accordance with the provisions in that behalf contained in the Second Schedule hereto (whichever shall be the greater).

      The said rents in all cases are to be paid without any deductions in advance by equal quarterly installments by way of Bankers Standing Order on the 1st day of January, 1st day of April, 1st day of July, and on the 1st day of October, in every year during the term hereby granted.

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2.    The Lessee hereby covenants with the Lessor as follows:

      (1) To pay the said yearly rents at the times and in manner aforesaid clear of all deductions.

      (2) To bear pay and discharge all rates (including any water rate for the time being imposed by the Lessor) taxes assessments duties charges and impositions whatsoever which now are or during the said term shall be charged assessed or imposed upon the demised premises or any part thereof or upon the owner or occupier in respect thereof except the Lessors liability for Income Tax and to indemnify the Lessor against all actions suites claims and demands whatsoever made in respect thereof.

      (3) To repair and keep in good and substantial repair and condition using suitable materials of good quality the whole of the demised premises and every part thereof and the Lessors fixtures therein and such parts of the drains pipes wires and sanitary apparatus serving the demised premises as are situate within same and from time to time as required and in any event in every fifth year of the term and in the last year thereof to paint and colour all the outside and inside parts of the demised premises as are actually painted and coloured and all additions thereto in proper and workmanlike manner and with suitable materials of their several kinds.

      (4) To keep such parts of the land forming part of the demised premises as are from time to time undeveloped and the grass and any trees shrubs and hedges in proper and neat order and condition and any ditches streams culverts and watercourses properly cleared and cleaned and in particular not to deposit or permit to be deposited any rubbish or refuse nor without the prior consent in writing of the Lessor (and then only on such parts of the said land and subject to such conditions as the Lessor may stipulate or impose) to store stack or lay out any material used for the purpose of manufacture or otherwise on any part of the said land.

      (5) To bear with the owners or occupiers of each other unit in the said Industrial Estate the cost and expense of all necessary maintenance, repair and up-keep (and operating cost where applicable) of access roads, footpaths, common parts, drainage and water services and public lighting in the same proportion as the gross area of the buildings erected on the demised premises bears to:

            a) where the Lessor's Industrial Estate is fully completed the total gross areas of all the industrial units in the estate and

            b) In the case of a non completed or part completed estate the total gross areas of all the completed units in the estate and where roads and services have been provided to un-developed areas of the estate, the gross area of buildings in the course of erection and proposed buildings fronting onto such services until such time as same are taken in charge by the Local Authority.

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      (6)   At all times during the term to observe and comply in all respects with the requirements of any enactment (which expression shall for the purpose of this covenant include every existing or future statute and every existing or future directive of the Commission of the European Communities as well as any regulation order or bye-law made under or in pursuance of any statute or of any said EU Directive so far as the same may relate to or affect the demised premises or any part thereof or the user thereof or the use or employment therein of any chattel or substance) and to execute all works and provide and maintain all arrangements which by or under any enactment or by any Government Department or other authority or by the Court are or may be directed or required to be executed provided or maintained in respect of the demised premises or any improvements thereto or in respect of any user thereof or in respect of any chattel or substance at any time therein AND WITHOUT PREJUDICE to the generality of the foregoing not to do or omit or permit to be done or omitted anything on or in connection with the Demised Premises the doing or omission of which shall be a contravention of the Planning Acts, Factories Acts, Public Health Acts, Water Pollution Acts, Air Pollution Acts, Safety, Health and Welfare at Work Act, 1989, Dangerous Substances Act, 1972 Fire Services Act 1981, Building Control Act 1990 or of any notices orders licences consents permissions and conditions (if any) served made granted or imposed thereunder or under any enactment repealed thereby and not to do or suffer to be done or omitted in or about the demised premises any act or thing in respect of which the Lessor may under any enactment have imposed upon it or become liable to pay any penalty damages compensation costs and charges or expenses and to indemnify (as well after the expiration of the said term by effluxion of time or otherwise as during its continuance) and keep indemnified the Lessor against all actions, proceedings, damages, penalties, costs, charges, claims, and demands, made against, or suffered, or incurred, by the Lessor, arising directly or indirectly, out of such acts and omissions, or any of them, and against the costs of any application for the Planning Permission and the works and things done in pursuance thereof.

      (7) To perform and observe all the obligations which the Lessor in respect of being the owner or Lessor of the said demised premises may be liable to perform or observe during the said term by virtue of any Act or Acts of the Oireachtais or of any direction or requirements of any public or local authority.

      (8) To permit the Lessor or it duly authorised agents to enter the demised premises for the purpose of inspecting and noting the readings on any meter or other measuring devices installed in the demised premises by the Lessor and upon giving previous notice in writing at all reasonable and convenient times to enter the demised premises and examine the state of repair and condition thereof and to check and take inventories of the Lessor's Fixtures fittings and equipment therein and that the Lessee will repair and make good all defects decays and wants of repair of which notice in writing shall be given by the Lessor to the Lessee and for which the Lessee may be liable hereunder within two calendar months after the giving of such notice provided that in case of default by the Lessee the Lessor

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            may make good such defects decays and wants of repair and the cost of the same shall be repayable by the Lessee to the Lessor on demand.

      (9) Not to make any alterations or additions to the demised premises or erect any new buildings thereon without the prior written consent of the Lessor and the approval of the Lessor to the plans and specifications thereof and if such consent and approval is given to make such alterations or additions in conformity with such plans and specifications and to the approval of the Lessor and upon such terms as the Lessor may consider reasonable.

      (10) To use the demised premises for the purpose of the manufacture of telecommunications equipment and components and light electronic assemblies and not to use the demised premises or suffer or permit same to be used for any other purpose whatsoever except with the previous consent in writing of the Lessor which consent shall not be unreasonably withheld so however that the Lessor's consent shall not be treated or construed as being unreasonably withheld if it is withheld on any of the grounds following, that is to say:

            a) that the trade or business to be carried on is not one which the Lessor considers to be quiet and inoffensive;

            b) that the trade or business to be carried on is considered by the Lessor to be one which would be in conflict with the Lessor's interpretation of good estate management;

            c) that the giving of its consent would result in a change of user constituting development within the provisions of any Planning Act order plan regulation permission consent or direction at the time being in force or any change of use which although not constituting development would prevent reversion to the present use of the demised premises.

      (11) Not to use the demised premises or suffer or permit the same to be used for any offensive noisy or dangerous trade business manufacture or occupation or for any purpose or in any manner which may be a nuisance to the Lessor or the owners or occupiers of neighbouring or adjacent premises provided that the carrying on in a proper manner and in such a way as to cause as little nuisance to the Lessor or the owners or occupiers of neighbouring or adjacent premises as is reasonably possible of the trade or business as is hereinbefore in sub-paragraph (10) of this clause provided for, shall not be deemed to be a breach of this covenant.

      (12) Not to exhibit on the outer wall or roof of the demised premises or of any building or structure thereon any sign signboard or hanging sign fascia advertisement placard or lettering except such as may previously have been approved in writing by the Lessor such approval not to be unreasonably withheld.


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      (13)

            a) To take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belong to or are used for the demised premises in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and to obtain such licenses authorisations and consents as may be required by law for the discharge of such effluents;

            b) not to discharge or allow to be discharged any solid matter from the demised premises into the drains or sewers as aforesaid nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature or of a kind calculated to or that does in fact destroy sicken or injure the fish or contaminate or pollute the water of any stream or river and not to do or omit or allow or suffer to be done or omitted any act or thing whereby any land or the waters of any stream or river may be polluted or the composition thereof so changed as to render the Lessor liable to any action or proceedings by any person whomsoever;

            c) without prejudice to the generality of the foregoing to discharge only domestic sewage/effluent into the drains and sewers serving the demised premises.

      (14) To permit the Lessor and all persons authorised by it and their respective surveyors agents and workmen at all reasonable and convenient times in the daytime to enter on the demised premises or any part thereof for the purpose of repairing, rebuilding, carrying out structural alterations and building works of every description to or on any adjoining buildings or lands as occasion shall require and for the purpose of making repairing maintaining cleansing lighting and keeping in order and good condition all ways roads sewers drains pipes gutters watercourses ditches culverts fences hedges or other conveniences which shall belong to or be used for the demised premises in common with other premises and also for the purpose of laying down maintaining repairing and testing drainage gas and water pipes and electric wires or cables or for other similar purposes the Lessor or such persons as aforesaid making such entry doing as little damage as may be and making good any damage occasioned thereby to the demised premises.

      (15) Not to assign underlet or grant any licence in respect of the demised premises or any part thereof nor part with or share the possession hereof or of any part thereof.

      (16) To effect and maintain at all times throughout this demise through the agency of Gaelarachas Teoranta, Insurance Brokers, Na Forbacha, Gaillimh provided Gaelarachas' rates are competitive or alternatively through the Agency of a reputable insurance broker:

            a) insurance of the demised premises throughout the tenancy in the joint names of the Lessor and the Lessee against loss or damage by fire flood explosion storm tempest and other risks and special perils normally insured under a policy or policies of insurance on property of the same nature as the demised premises in a sum equal to the full reinstatement value thereof from time to time and which reinstatement value shall be determined by the lessor throughout the said term together with architect's and surveyor's fees and two year's rent and to make all payments necessary for the above purposes within seven days after the same shall respectively become due and to produce to the Lessor or its agent on demand the policy or policies of such insurance and the receipt for each such payment and to cause all monies received by virtue of any such insurance (other than monies received in respect of loss of rent) to be forthwith laid out in rebuilding and reinstating the demised premises or any part thereof in respect of which such monies shall have become payable or have been received in accordance with the original plans elevations and details thereof with such variations (if any) as may be agreed by the Lessor or may be necessary having regard to the then existing statutory provisions bye-laws and regulations affecting the same and any necessary planning approval (which it shall be the Lessee's obligation to obtain) and to the satisfaction in all respect of the surveyor for the time being of the Lessor and to make up any deficiency out of its own monies PROVIDED ALWAYS that if the Lessee shall at any time fail to keep the demised premises insured as aforesaid the Lessor may do all things necessary to effect and maintain such insurance and any monies expended by it for that purpose shall be repayable by the Lessee on demand and be recoverable forthwith by action;

            b) Public Liability Insurance cover for an amount satisfactory to the Lessor but for not less than IR(pound)1 million;

            c)    Employers Liability Insurance.

      (17) To be responsible for, and to keep the Lessor fully indemnified against all damage, damages, losses, costs, expenses, actions, demands, proceedings, claims and liabilities made against or suffered or incurred by the Lessor arising directly or indirectly out of:

            a) any act, or omission, of the Lessee or any persons at the demised premises expressly or impliedly with the Lessee's authority;

            b) any breach or non observance by the Lessee of the covenants conditions or other provisions of this Lease.

      (18) To make adequate arrangements for the frequent removal from the demised premises of all trade refuse.

      (19) Not to cause or permit to be caused any emission from the demised premises of an excessive amount of smoke or fumes or any discharge of any other nature which may in the reasonable opinion of the Lessor cause any risk or hazard or nuisance or annoyance to the Lessor and/or the owners or occupiers of any adjoining premises or which would be contrary to any statutory provision for the time being in force and regulating such emissions or discharges.

      (20) To yield up the demised premises with the fixtures (except Lessee's fixtures) and additions thereto at the determination of the said term in good and tenantable repair fair wear and tear accepted in accordance with the Lessee's covenants herein contained.

      (21) To pay the Stamp Duty payable in respect of this Lease and the Counterpart thereof and all other charges and taxes for which the Lessee is legally liable including those arising under the provisions of the Value Added Tax Act 1972 and all acts amending or extending the same.

      (22) To complete and sign a Bankers Standing Order forthwith on the signing of this Lease.

3. In the event that the Lessor shall have installed or at any time install or cause to installed an Effluent Treatment Plan (or additional or alternative plant) (hereinafter called "the Plant") or provide an Effluent Treatment Service (hereinafter called "the Treatment Service") for the treatment of effluent being discharged from the demised premises or from the demised premises in common with other premises, for the avoidance of doubt, it is hereby acknowledged by the parties that the Plan and Treatment Service are for the treatment of domestic sewage/effluent only and are not for the treatment of trade effluent.

4. The Lessor covenants with the Lessee that the Lessee paying the rents hereinbefore reserved and performing and observing the several covenants conditions and agreements herein contained and on its part to be performed and observed may peaceably hold and enjoy the demised premises during the term hereby granted without any interruption or disturbance from the Lessor or any person or persons lawfully claiming under or in trust for the Lessor PROVIDED ALWAYS and it is hereby agreed and declared that if the rents hereinbefore reserved or any part thereof shall at any time be in arrear and unpaid for twenty one days after the same shall become due (whether legally demanded or not) or if the Lessee shall at any time fail or neglect to perform or observe any of the covenants or agreements herein contained and on the Lessee's part to be performed and observed or if the Lessee for the time being shall become bankrupt or being a company shall enter into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation) or if the Lessee for the time being shall enter into any agreement or composition for the benefit of the Lessee's creditors or if a Receiver shall be appointed over any or all of the assets of the company or if an Examiner of the Affairs of the Company shall be appointed or if the Lessee shall fail or cease to carry on the business of the manufacture of telecommunications equipment and components and light electronic assemblies or any other manufacturing business for which the prior written consent of the Lessor has been obtained in the demised premises or other such business of the Lessor may have approved then and in any such case it shall be lawful for the Lessor or any person or persons duly authorised by the Lessor in that behalf to re-enter into and upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any antecedent breach by the Lessee of any of the covenants or agreements herein contained.

5. If at such time as the Lessee has vacated the demised premises after the determination of the term hereby granted either by effluxion of time or otherwise any property of the Lessee remaining in or on the demised premises and which the Lessee shall have failed to remove the same within seven days after being requested in writing by the Lessor so to do then and in such case the Lessor (without being obliged so to do and in any event without prejudice to such other rights as the Lessor may have in that behalf) may as agent of the Lessee (and the Lessor is hereby appointed by the Lessee to act as such agent and in its capacity as such agent to act as the Lessor in its absolute discretion shall think fit) sell such property and shall then hold the proceeds of sales after deducting the costs and expenses of removal storage (including loss of or reduction in rent received by the Lessor on account of such property remaining by way of storage pending sale in the demised premises) and sale reasonably and properly incurred or suffered by it to the order of the Lessee PROVIDED however that if any monies payable by the Lessee to the Lessor under this Agreement shall be unpaid the Lessor may apply such proceeds of sale (after deducting any costs of storage and/or sale reasonably incurred by the Lessor) in or towards the discharge or partial discharge (as the case may be) of such monies PROVIDED FURTHER THAT the Lessee shall indemnify the Lessor against any liability incurred by the Lessor to any third party whose property shall have been sold by the Lessor in the bona fide mistaken belief (which shall be presumed unless the contrary is proved) that such property belonged to the Lessee and was liable to be dealt with as such pursuant to this clause.

6. The Lessee shall have the option of surrendering this Lease on the 30/10/2006, 30/10/2011 or on the 30/10/2016 on giving the Lessor at least six months notice in writing of its intention to vacate the demised premises. In the event of the Lessee serving such a notice the Lessor shall accept vacant possession of the demised premises from the Lessee on the date therein specified whereupon this Lease shall be at an end but without prejudice to the right of the Lessor to proceed on foot of any antecedent breach of covenant.

7. Any notice under this Lease shall be in writing and may be served on the person on whom it is to be served either personally or by leaving it for him at the demised premises or (if the Lessee be a Limited Company) by leaving it at its registered office or in either case by ordinary prepaid post and in the case of notice to be served on the Lessor it may be served in like manner at the Lessor's Head Office at Na Forbacha in the County of Galway.

8. The Lessor hereby consents to the registration of this Lease as a burden on the property comprised in Folio 40947 of the Register County Donegal and to the use of the Land Certificate of such folio for such registration.

9. It is hereby certified for the purpose of the stamping of this instrument that this is an instrument to which the provisions of Section 112 of the Finance Act 1990 do not apply by reason of the fact that there is an existing building on the land.

                                 FIRST SCHEDULE

ALL THAT AND THOSE the Lessor's Industrial Estate situate at Gweedore in the County of Donegal which said Industrial Estate is more particularly delineated on the map attached hereto, and surrounded by a green verge line.

                                 SECOND SCHEDULE

1. The revised rent referred to in the within Lease in respect of any of the periods therein mentioned may be agreed at any time between the Lessor and the Lessee or (in the absence of agreement) be determined not earlier than the date of commencement of such period (the "review date") by an independent valuer (being a member of the Irish Auctioneers and Valuer's Institute or of the Society of Chartered Surveyors in the Republic of Ireland or of such body of professional Valuers or Surveyors as shall for the time being have undertaken in Ireland the functions in the activity of property valuation currently performed by said Institute or Society) such independent valuer to be nominated (in the absence of agreement between the parties) upon the application (made not more than two calendar months before or at any time after the review date) of the Lessor (or, if the Lessor fails to make such application, within twenty-eight days of being requested in writing so to do by the Lessee then on the application of the Lessee) by either the President of the Incorporated Law Society of Ireland or the President of the Irish Auctioneers and Valuers Institute or the Chairman of the Society of Chartered Surveyors in the Republic of Ireland at the discretion of the party entitled to make the application

      AND

      the revised rent so to be determined by the independent valuer shall be such as in his opinion represents at the review date the full open market yearly rent for the demised premises let as a whole without fine or premium:

      (1) ON THE BASIS of a letting with vacant possession thereof by a willing Lessor to a willing Lessee for a term (commencing on the review date) equal to the greater of fifteen years or the residue then unexpired of the term granted by the within-written lease and subject to the provisions therein set forth (other than as to the amount of the initial rent thereby reserved but including such of said provisions as pertain to the review of rent).

      (2)   ON THE ASSUMPTIONS that:

            a) at and until the review date all the covenants on the part of the Lessee and the conditions contained in the within lease have been fully performed and observed

            b) in the event of the demised premises having been damaged or destroyed and not having been fully repaired reinstated or rebuilt (as the case may be) such damage or destruction had not occurred

                  AND

      (3) HAVING REGARD to other open market rental values current at the review date insofar as the independent valuer may deem same to be pertinent to the determination

      (4)   BUT DISREGARDING any effect on letting value of:

            a) the fact that the Lessee is or has been in occupation of the demised premises or any part thereof

            b) the goodwill which shall have attached to the demised premises by reason of the business carried on thereat

            c) any works executed by and at the expense of the Lessee in, on, to or in respect of the demised premises other than required works PROVIDED that in the interpretation of this sub-paragraph (c):

                  the expression "the Lessee" shall extend to include the Lessee or any predecessor in title of the Lessee or any party lawfully occupying the demised premises or any part thereof under the Lessee

                  AND

                  the expression "required works" shall mean works executed by the Lessee in pursuance of an obligation imposed on the Lessee
                  (i) by the within lease or by any lease of which the within is renewal OR (ii) by an agreement for the granting of the within lease or of any lease of which the within is a renewal or by virtue of any licence or deed of variation relating to the demised premises.

      (5) AND PROVIDED FURTHER that in no circumstances shall the rent payable hereunder following such review be less than the rent payable by the Lessee immediately prior to the review date.

2. In the event of the President or Chairman or other office endowed with the functions of the President or Chairman of such Society or Institute as shall be relevant for the purposes of paragraph 1 of this Schedule being unable or unwilling to make the nomination therein mentioned the same may be made by the next senior officer of that Society or Institute who shall be so able and willing.

3. An independent valuer in relation to any matter so to be determined by him shall:

      (1)   give notice of his nomination to the Lessor and the Lessee;

      (2) be entitled to enter the demised premises as often as he may reasonably require for the purpose of inspection and examination;

      (3) afford to each of the parties concerned a reasonable opportunity of stating (whether in writing or otherwise as may be decided by him and within such time as he may stipulate in that behalf) reasons in support of such contentions as each party may wish to make relative to the matter or matters under consideration;

      (4) act as an expert and not as an arbitrator and so that his determination or determinations shall be final and conclusive between the parties;

      (5) be entitled to seek and pay for advice on any matter which he reasonably considers pertinent to the reference or to his determination thereof;

      (6) be empowered to fix his reasonable fees in relation to any such reference and determination and matters incidental thereto which said fees and any reasonable expenses incurred by the independent valuer in or about the said reference and determination shall be shared equally between the Lessor and the Lessee;

      (7) give notice in writing on his determination to the Lessor and the Lessee within such time as may be stipulated by the terms of his appointment or in the event of there being no such stipulation within six calendar months of the acceptance by him of the nomination to act in the matter PROVIDED ALWAYS that the independent valuer may defer the giving of such notice until such time as his fees and expenses as aforesaid shall have been discharged.

4. Either party shall be at liberty to pay the entire of the fees and expenses as aforesaid of the independent valuer in which event the party so paying shall be entitled to be reimbursed by and to recover from the other on demand any proportion so paid on behalf of such other.

5. If an independent valuer in relation to any matter for determination by him shall fail to conclude such determination and give notice thereof within such time as may be relevant or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he shall be unable or shall have become unfit or unsuited (whether because of bias or otherwise) to complete the duties of his nomination a substitute may be nominated in his place and in relation to any such nomination the procedures hereinbefore set forth shall be deemed to apply as though the substitution were a nomination de novo which said procedures may be repeated as many times as may be necessary.

6. If the revised rent in respect of any period ("the current period") shall have been ascertained on or before the review date referable thereto rent shall continue to be payable up to the gale day next succeeding the ascertainment of the revised rent at the rate payable during the preceding period AND on such gale day the Lessee shall pay to the Lessor the appropriate installment of the revised rent together with any shortfall between (i) the aggregate of rents (including such instalment if payable in arrear) actually paid for any part of the current period and (ii) rent at the rate of the revised rent attributable to the interval between the review date and such gale day and together also with interest on said shortfall such interest to be computed on a day to day basis and to be assessed at such a rate as shall be equivalent to the yield (at issue and before deduction of tax if any) on the security of the Government last issued before the commencement of the current period (allowance having been made in the calculation of the said yield for any profit or loss which may occur on the redemption of the security). For the purposes of this paragraph the revised rent shall be deemed to have been ascertained on the date when the same shall have been agreed between the parties or as the case may be on the date of the notification to the Lessee of the determination of the independent valuer.

7. If there should be in force at the commencement or during the currency of any particular relevant period any Statute or Order (directly or indirectly) prohibiting or restricting an increase of rent in respect of the demised premises the provision of this schedule and of the within lease may nevertheless be invoked or reinvoked to determine the rent which would but for the said prohibition or restriction be payable during such relevant period but (if appropriate) the further implementation thereof shall be suspended in effect for such period as may be required by law.

8. When and so often as the revised rent shall have been ascertained pursuant to the provisions herein set forth memoranda recording the same shall thereupon be signed by or on behalf of the Lessor and the Lessee and shall be annexed to the within lease and its counterpart and the parties shall bear their own costs in relation to the preparation and completion of such memoranda.

IN WITNESS whereof the parties hereto have caused their respective seals to be affixed hereto the day and year first herein written.


                                                            [SEAL APPEARS HERE.]


PRESENT when the seal of
UDARAS NA GAELTACHTA
was affixed hereto:

            /s/ signature appears here                   CATHAOIRLEACH
            ---------------------------------------------

            /s/ signature appears here                   RUNAI
            ---------------------------------------------


PRESENT when the seal of
QUALTRON TEORANTA
was affixed hereto:


                              /s/ Patrick Dunne          DIRECTOR
                              ---------------------------

                              /s/ Cillian Feiritear      DIRECTOR/SECRETARY
                              ---------------------------

                            [SITE MAP APPEARS HERE.]

                           [FLOOR PLAN APPEARS HERE.]


                             [LEGEND APPEARS HERE.]

                                        Dated the       day of              2000
                                        ----------------------------------------


                                                            UDARAS NA GAELTACHTA

                                                                      First part


                                                            QUALTRON TEORANTA

                                                                     Second part


                                                            L E A S E


                                                           Udaras na Gaeltachta,
                                                           Na Forbacha,
                                                           Gaillimh


                                                           Tag:  DB/2704


                                      -17-